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                                                                Exhibit 10(x)

                                 BACOU USA, INC.


                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     1. PURPOSE. This Non-Qualified Stock Option Plan, to be known as the 1996 Non- Employee Director Stock Option Plan (hereinafter, this "Plan"), is intended to promote the interests of Bacou USA, Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

     2. AVAILABLE SHARES. The total number of shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 100,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

     3. ADMINISTRATION. This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

     4. AUTOMATIC GRANT OF OPTIONS. Effective as of July 1, 1996, the Company automatically shall grant options to purchase 2,000 shares of Common Stock to each person who is then serving as a member of the Board and who is not an employee of the Company ("Non-Employee Director). Effective as of February 17, 1997, the Committee shall grant options to each Non-Employee Director in such amounts as the Committee, in its sole discretion, shall determine from time to time.

     This Plan is subject to approval by a majority of the Company's stockholders given by written consent or by voting on such a matter at the first meeting of the stockholders of the Company on or after May 23, 1996. Any options granted pursuant to this Plan prior to such stockholder approval by the Company are valid but subject to that condition.

     5. OPTION PRICE. The purchase price of the Common Stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares when the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under

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the Plan, the Company's Common Stock is publicly traded, "fair market value"
shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq Stock market. If the shares of Common Stock are not traded either over-the-counter or on a national securities exchange at the time that an option is granted under this Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     6. PERIOD OF OPTION. Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

     7. (a) VESTING AND EXERCISE OF OPTIONS. Options granted under this Plan shall immediately vest in the optionee and thus become exercisable, subject to stockholder approval described in paragraph 4 of this Plan; provided, however, that options granted in 1996 shall vest on August 1, 1996.

        (b) NON-TRANSFERABILITY OF OPTIONS. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

     8. TERMINATION OF OPTION RIGHTS. (a) CESSATION OF BOARD MEMBERSHIP. In the event an optionee ceases to be a member of the Board for any reason other than death, permanent disability or as a result of subparagraph (c) hereof, any option or portion thereof which has not been exercised at that time may be exercised by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

        (b) DEATH OR DISABILITY. In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee which remains unexercised at that time shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) within twelve (12) months of the death or permanent disability and all such options shall terminate after such twelve months have expired.

        (c) ACTIONS OF THE DIRECTOR. The Committee may, in its sole discretion, in cases involving a serious breach of conduct by an optionee or activity of an optionee in

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competition with the business of the Company or any of its affiliates or subsidiaries, cancel any option, whether or not vested, in whole or in part. Such cancellation shall be effective as of the date specified by the Committee. Without limitation, activities which shall constitute a serious breach of conduct include: (i) the disclosure or misuse of confidential information or trade secrets; (ii) activities in violation of the Company's policies, including, without limitation, the Company's insider trading policy; (iii) the violation or breach of any material provision in any employment contract or agreement between the optionee and the Company or any of its affiliates or subsidiaries; (iv) engaging in conduct relating to the optionee's employment with the Company or any of its affiliates or subsidiaries for which either criminal or civil penalties may be sought; or (v) engaging in activities which adversely affects or which are inimical, contrary or harmful to the interests of the Company or any of its affiliates or subsidiaries or their respective business operations. The determination of whether an optionee has engaged in a serious breach of conduct or activity in competition with the business of the Company or any of its affiliates or subsidiaries shall be determined by the Committee in good faith and in its sole discretion.

     9. EXERCISE OF OPTION. (a) METHOD OF EXERCISE. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Bacou USA, Inc., at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5, or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

        (b) WITHHOLDING. At the time the option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the optionee shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, (ii) the transfer, in whole or in part, of any shares of Common Stock acquired on exercise of the option, (iii) the operation of any law or regulation providing for

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the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares of Common Stock acquired on exercise of the option.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER EVENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

          (a) STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares subsequent to May 23, 1996 or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock subsequent to May 23, 1996, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) RECAPITALIZATION ADJUSTMENTS. In the event of a reorganization, recapitalization, or any other change in the corporate structure of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized and covered by this Plan, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

          (c) ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (d) ADJUSTMENTS. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

     11. CHANGE OF CONTROL. In the event of a change of control, the option shall be nonforfeitable and exercisable in full except to the extent previously exercised, forfeited or terminated. The Board may, in its sole discretion, arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under any outstanding Option Agreement or substitute an option for the Acquiring Company's stock for the option. Any option shall terminate and cease to be outstanding effective

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as of the date of the change of control to the extent that the option is neither assumed or substituted for by the Acquiring Corporation nor exercised as of the date of the change of control.

     12. RIGHTS AS A STOCKHOLDER. The optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by the option until the date of issuance of a certificate or certificates for the shares for which the option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 10 above.

     13. RESTRICTIONS ON ISSUANCE OF SHARES. (a) COMPLIANCE WITH LAWS. Notwithstanding the provisions of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

               (i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

               (ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including, without limitation, all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

          (b) REPRESENTATIONS AND WARRANTIES. As a condition to exercise of the option, the optionee shall satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto, as requested by the Corporation.

     14. LEGEND ON CERTIFICATES. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

     15. REPRESENTATION OF OPTIONEE. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

     16. DISPOSITION. The optionee shall dispose of the shares of Common Stock acquired on exercise of the option only in accordance with the provisions of this Plan and any applicable corporate policy concerning trading in shares of the Corporation.

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     17. TERMINATION AND AMENDMENT OF PLAN. Options may no longer be granted under this Plan after May 23, 2006, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; PROVIDED, HOWEVER, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and PROVIDED FURTHER that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof under the Securities Exchange Act of 1934) including without limitation, provisions as to eligibility, amount, price and timing of awards, may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

     18. WITHHOLDING OF INCOME TAXES. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includable in the optionee's gross income.

     19. COMPLIANCE WITH REGULATIONS. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

     20. GOVERNING LAW. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

     21. DEFINITION OF "EMPLOYEE" AND "OFFICER". For purposes of paragraph 4 of this Plan, service as Chairman or Vice Chairman of the Board, if no additional compensation is paid to the individual with respect to such service other than reimbursement of expenses approved by the Board, shall be deemed not to constitute service as an employee or officer of the Company.


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Date Approved by Board of Directors of the Company: May 27, 1996





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